FAIR VALUE MEASUREMENTS (Schedule of Change of Fair Value Measurements that are Categorized Within Level 3) (Details) $ in Thousands	6 Months Ended
Jun. 30, 2015 USD ($)
Change of fair value measurements that are categorized within Level 3
Total fair value as of January 1, 2015	$ 5,392
Acquisition	1,616
Cash settlements	(2,054)
Changes in fair value recognized in expenses	59
Accretion of payment obligation	130
Total fair value as of June 30, 2015 (unaudited)	$ 5,143